UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2014

Darden Restaurants, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	1-13666	59-3305930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Darden Center Drive, Orlando, Florida	32837
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 245-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 4, 2014, Darden Restaurants, Inc. (the “Company”) issued a news release entitled “Darden Files Presentation Regarding Red Lobster Divestiture and Issues Open Letter to Shareholders” and an investor presentation entitled “Update on Successful Red Lobster Sale Process.” Both the release and investment presentation are dated August 4, 2014. Copies of the letter and investor presentation are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated by reference in their entirety to this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	News release dated August 4, 2014, entitled “Darden Files Presentation Regarding Red Lobster Divestiture and Issues Open Letter to Shareholders”

99.2	Presentation dated August 4, 2014, entitled “Update on Successful Red Lobster Sale Process”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

	By:	/s/ Teresa M. Sebastian
Teresa M. Sebastian Senior Vice President, General Counsel and Corporate Secretary
Date: August 4, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release dated August 4, 2014, entitled “Darden Files Presentation Regarding Red Lobster Divestiture and Issues Open Letter to Shareholders”

99.2	Presentation dated August 4, 2014, entitled “Update on Successful Red Lobster Sale Process”